UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported: February 22, 2005)

AMERUS GROUP CO.

(Exact Name of Registrant as Specified in its Charter)

IOWA	001-15166	42-1458424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 WALNUT STREET DES MOINES, IOWA	50309-3948
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (515) 362-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

AmerUs Group Co. (the “Company”) is furnishing the materials attached hereto as Exhibit 99.1. These materials were used in connection with the Company’s investor conference held and also presented via webcast on February 22, 2005. These materials are furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Appendix of Non-GAAP Terms, GAAP Comparables, Reconciliations and Performance Measures

Below is a description of the non-GAAP measures and performance measures used in the 2005 AmerUs Group Co. Investor Conference on February 22, 2005 and a reconciliation to the most directly comparable GAAP measure, if any. The non-GAAP measures used in this presentation should not be viewed as a substitute for the most directly comparable GAAP measures.

Adjusted Net Operating Income

Adjusted net operating income is a non-GAAP financial measure which excludes items such as realized and unrealized gains and losses on open block assets (especially credit impairments), trading sales and losses, derivative related market value adjustments as well as certain other items that management believes are not indicative of ongoing operational performance. The most directly comparable GAAP measure is net income. A reconciliation to net income is provided in this appendix. This measure is also referred to as operating income. The company views adjusted net operating income, a non-GAAP financial measure, as an important indicator of financial performance. When presented with net income, the combined presentation can enhance an investor’s understanding of Company’s underlying profitability and normalized results from operations. Non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating our performance on a basis comparable to that used by security analysts.

Annuity Product Margins and Projected Annuity Product Margins

The liability credited rate is calculated using the annuity liability account value as the denominator for all annuity product types. The annuity liability account value is a non-GAAP financial measure for equity-indexed annuity products. For GAAP, equity-indexed product liabilities are to be stated at fair value following derivative accounting. In addition, the liability credited rate excludes capitalized bonus interest amortization from total benefit expense. For GAAP, effective January 1, 2004, capitalized bonus interest amortization is included in benefit expense instead of DAC amortization. The comparable GAAP measure is presented in the “Components of Annuity Segment Spread Calculation” section below. The non-GAAP measure presentation is used by management to measure the liability credited rate exclusive of the fair value adjustments that will fluctuate from period to period depending on the prevailing interest rate and economic environment and exclusive of the capitalized bonus interest amortization that historically has not been a part of this measure. Management does not regularly project fluctuations in these fair value adjustments. As a result, we are unable to provide guidance on future annuity product margins calculated in accordance with GAAP and a reconciliation of projected annuity product margins to GAAP annuity product margins.

Book Value Per Share Excluding AOCI

Book value per share excluding accumulated other comprehensive income (AOCI) is a non-GAAP financial measure. The most directly comparable GAAP measure is GAAP book value per share, which includes AOCI. A reconciliation to GAAP book value per share is provided in this appendix. Management believes that excluding accumulated other comprehensive income assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.

Common Equity Excluding AOCI

Common equity excluding AOCI is a non-GAAP financial measure. The most directly comparable GAAP measure is GAAP common equity, which is common equity plus AOCI. A reconciliation to GAAP common equity is provided in this appendix. Common equity is also referred to as stockholders’ equity. Management believes that excluding accumulated other comprehensive income assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.

Coverage of DAC

The slide entitled, “Solid Coverage of DAC” calculates DAC, VOBA, capitalized bonus interest and unearned revenue reserve coverage without the effect of FAS 115. The most comparable calculation in accordance with GAAP includes the effects of FAS 115 and is provided below. Management believes that excluding the effects of FAS 115 assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities, which fluctuate with market conditions, and that are assumed to impact the amortization of DAC, VOBA, capitalized bonus interest and unearned revenue reserve coverage.

Operating Earnings Per Share

Operating earnings per share (Operating EPS) is a non-GAAP financial measure which excludes items such as realized and unrealized gains and losses on open block assets (especially credit impairments), trading sales and losses, derivative related market value adjustments as well as certain other items that management believes are not indicative of ongoing operational performance. The most directly comparable GAAP measure is net income per share. A reconciliation to net income per share is provided in this appendix. This measure is also referred to as “adjusted net operating EPS.” Management uses this measure for the reasons detailed under the heading “Adjusted Net Operating Income” above.

Operating Return on Equity

Operating return on equity is a non-GAAP financial measure which is derived from adjusted net operating income which excludes realized and unrealized gains and losses on open block assets (especially credit impairments), trading sales and losses, derivative related market value adjustments as well as certain other items management believes are not indicative of ongoing operational performance. The most directly comparable GAAP measure is GAAP return on equity. A reconciliation to GAAP return on equity is provided in this appendix. Management uses this measure for the reasons detailed under the heading “Adjusted Net Operating Income” above.

Projected Adjusted Net Operating Income

Due to the unpredictability of the timing and recognition of gains and losses (especially credit impairments), trading gains and losses, FAS 133 adjustments as well as the unpredictable nature of certain other items that management believes are not indicative of ongoing operational performance, guidance on GAAP net income cannot readily be estimated because management has not regularly projected the foregoing items. Accordingly, the company is unable to provide guidance with respect to, or a reconciliation of guidance on adjusted net operating income to, GAAP net income. Management uses this measure for the reasons detailed under the heading “Adjusted Net Operating Income” above.

Projected Adjusted Net Operating Earnings Per Share

Projected adjusted net operating earnings per share (EPS) is derived from adjusted net operating income which is a non-GAAP financial measure. Due to the unpredictability of the timing and recognition of gains and losses (especially credit impairments), trading sales and losses, derivative related market value adjustments as well as the unpredictable nature of certain other items that management believes are not indicative of ongoing operational performance, guidance on GAAP net income cannot readily be estimated because management has not regularly projected the foregoing items. Accordingly, the Company is unable to provide guidance with respect to, or a reconciliation of guidance on adjusted net operating earnings per share to, GAAP net income per share. Management uses this measure for the reasons detailed under the heading “Adjusted Net Operating Income” above.

Projected Book Value Per Share Excluding AOCI

Projected book value per share excluding AOCI is a non-GAAP financial measure. Since AOCI represents income or loss from unrealized gains and losses, which cannot be readily predicted, a reconciliation of projected book value per share excluding AOCI to projected GAAP book value per share would not be meaningful or determinable. Management believes that excluding accumulated other comprehensive income assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.

Projected Common Equity Excluding AOCI

Projected common equity excluding AOCI is a non-GAAP financial measure. Since AOCI represents income or loss from unrealized gains and losses, which cannot be readily predicted, a reconciliation of projected common equity excluding AOCI to projected GAAP common equity would not be meaningful or determinable. Management believes that excluding accumulated other comprehensive income assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.

Projected Operating Return on Equity

This projection is based on adjusted net operating income which is a non-GAAP financial measure. Due to the unpredictability of the timing and recognition of gains and losses (especially credit impairments), trading gains and losses, FAS 133 adjustments as well as the unpredictable nature of certain other items that management believes are not indicative of ongoing operational performance, GAAP net income cannot readily be estimated because management has not regularly projected the foregoing items. Since GAAP net income cannot be readily estimated, the company is unable to provide guidance with respect to, or a reconciliation of guidance on operating return on equity, to GAAP return on equity. Management uses this measure for the reasons detailed under the heading “Adjusted Net Operating Income” above.

Projected Total Capitalization Excluding AOCI

Projected total capitalization excluding AOCI is a non-GAAP financial measure. Since AOCI represents income or loss from unrealized gains and losses, which cannot be readily predicted, a reconciliation of projected total capitalization excluding AOCI to projected total capitalization including AOCI would not be meaningful or determinable. Management believes that excluding accumulated other comprehensive income assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.

Sales

Sales are a key driver of our business as they are a leading indicator of future revenue trends to emerge in segment operating income. Sales are presented as annualized premium, which is in accordance with industry practice, and represent the amount of new business sold during the period. Sales are a performance measure for an insurance company. We use sales to measure the productivity of our distribution network and for compensation of sales and marketing employees and agents. We also refer to sales as “premium” and “production.” The term “distribution” (e.g. “owned distribution,” “controlled distribution” and “proprietary distribution”) is based on sales.

Total Capitalization Excluding AOCI

Total Capitalization excluding AOCI is a non-GAAP financial measure. The most directly comparable GAAP measure is total capitalization including AOCI. A reconciliation to total capitalization including AOCI is provided in this appendix. Management believes that excluding accumulated other comprehensive income assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.

Adjusted Net Operating Income

($ in thousand, except per share data)

	For the Three Months Ended
	AmerUs	AmerUs	AmerUs	AmerUs	AmerUs
	Group Co.	Group Co.	Group Co.	Group Co.	Group Co.
	12/31/01	03/31/02	06/30/02	09/30/02	12/31/02
Net Income	$19,534	$24,914	$4,262	$26,490	$7,199

Non-core realized losses (gains)	10,896	6,420	23,155	6,825	29,986

Net amortization of DAC and VOBA due to non-core realized gains or losses	2,311	(1,498)	(3,668)	(1,709)	(3,994)

Net effect of derivative related market value adjustments	(878)	5,322	8,801	3,284	(2,769)

Reorganization costs	518	285	179	722	—

Restructuring costs	1,287	1,116	3,937	1,590	6,581

Other income from non-insurance operations	(446)	(456)	(540)	(949)	(953)

Income from discontinued operations	—	—	—	—	—

Income tax items	—	—	—	—	—

Cumulative effect of change in accounting	—	—	—	—	—

Non-recurring reinsurance adjustments	—	—	—	—	—

Adjusted Net Operating Income	$33,222	$36,103	$36,126	$36,253	$36,050

Diluted Per Share Amounts :
Net Income	$0.46	$0.59	$0.10	$0.66	$0.18
Adjusted Net Operating Income	$0.79	$0.86	$0.89	$0.91	$0.92

Weighted average common shares outstanding:
Diluted	42,288,468	41,968,570	40,661,337	39,835,426	39,168,989

Adjusted Net Operating Income

($ in thousand, except per share data)

	For the Three Months Ended
	AmerUs	AmerUs	AmerUs	AmerUs
	Group Co.	Group Co.	Group Co.	Group Co.
	03/31/03	06/30/03	09/30/03	12/31/03
Net Income	$35,789	$43,711	$40,835	$40,811

Non-core realized losses (gains)	(5,276)	(10,639)	(3,805)	(1,221)

Net amortization of DAC and VOBA due to non-core realized gains or losses	4,305	2,093	90	(499)

Net effect of derivative related market value adjustments	17	(3,092)	(313)	(5,165)

Reorganization costs	—	—	—	—

Restructuring costs	2,023	8,210	989	3,767

Other income from non-insurance operations	(725)	(671)	(601)	(559)

Income from discontinued operations	—	—	—	—

Income tax items	—	—	—	—

Cumulative effect of change in accounting	—	—	—	1,296

Non-recurring reinsurance adjustments	—	(2,505)	—	—

Adjusted Net Operating Income	$36,133	$37,107	$37,195	$38,430

Diluted Per Share Amounts :
Net Income	$0.91	$1.11	$1.03	$1.02
Adjusted Net Operating Income	$0.92	$0.94	$0.94	$0.96

Weighted average common shares outstanding:
Diluted	39,217,951	39,404,467	39,650,473	40,133,053

Adjusted Net Operating Income

($ in thousand, except per share data)

	For the Three Months Ended
	AmerUs	AmerUs	AmerUs	AmerUs
	Group Co.	Group Co.	Group Co.	Group Co.
	03/31/04	06/30/04	09/30/04	12/31/04
Net Income	$33,129	$48,776	$42,862	$67,875

Non-core realized losses (gains)	16,088	6,044	(2,198)	4,142

Net amortization of DAC and VOBA due to non-core realized gains or losses	910	(21)	(208)	(306)

Net effect of derivative related market value adjustments	(1,482)	860	5,483	(12,333)

Reorganization costs	—	—	—	—

Restructuring costs	—	—	—	—

Other income from non-insurance operations	119	(815)	14	(215)

Income from discontinued operations	(3,899)	—	—	—

Income tax items	(5,182)	(13,109)	(3,678)	(14,798)

Cumulative effect of change in accounting	510	—	—	—

Non-recurring reinsurance adjustments	—	—	—	—

Adjusted Net Operating Income	$40,193	$41,735	$42,275	$44,365

Diluted Per Share Amounts :
Net Income	$0.82	$1.20	$1.05	$1.62
Adjusted Net Operating Income	$0.99	$1.02	$1.04	$1.06

Weighted average common shares outstanding:
Diluted	40,434,902	40,760,364	40,768,893	41,986,455

Year-to-Date Adjusted Net Operating Income, Return on Equity, and Book Value
($ in thousand, except per share data)

	For the Year Ended
	AmerUs	AmerUs
	Group Co.	Group Co.
	12/31/03	12/31/04

Net Income	$161,147	$192,642

Non-core realized losses (gains)	(20,941)	24,076
Net amortization of DAC and VOBA due to non-core realized gains or losses	5,989	375
Net effect of derivative related market value adjustments	(8,553)	(7,472)
Restructuring costs	14,989	—
Other income from non-insurance operations	(742)	(897)
Income from discontinued operations	(1,815)	(3,899)
Income tax items	—	(36,767)
Cumulative effect of change in accounting	1,296	510
Non-recurring reinsurance adjustments	(2,505)	—

Adjusted Net Operating Income	$148,865	$168,568

Diluted Per Share Amounts :
Net Income	$4.07	$4.68
Adjusted Net Operating Income	$3.76	$4.10

Weighted average common shares outstanding:
Diluted	39,618,217	41,135,188

Stockholders’ Equity:

Stockholders’ Equity, January 1
Less Accumulated Other Comprehensive Income (AOCI)	$1,262,948	$1,409,811
Stockholders’ Equity, excluding AOCI, January 1	(88,522)	(84,519)

	$1,174,426	$1,325,292

Stockholders’ Equity, end of period	1,409,811	1,623,469
Less Accumulated Other Comprehensive Income (AOCI)	(84,519)	(114,670)

Stockholders’ Equity, excluding AOCI, end of period	$1,325,292	$1,508,799

Shares Outstanding, end of period	39,194,602	39,400,663

Debt - Notes Payable	621,896	571,155

Non-GAAP Measures:

Average Stockholders’ Equity excluding AOCI	$1,249,859	$1,417,046

Adjusted Net Operating Income (ANOI)	$148,865	$168,568

Return on Average Stockholders’ Equity excluding AOCI using ANOI	11.9%	11.9%

Book Value per share excluding AOCI	$33.81	$38.29

Total capitalization excluding AOCI	$1,947,188	$2,079,954

GAAP Measures:

Average Stockholders’ Equity including AOCI	$1,336,380	$1,516,640

Net Income	$161,147	$192,642

Return on Average Stockholders’ Equity including AOCI using net income	12.06%	12.70%

Book Value per share including AOCI	$35.97	$41.20

Total capitalization including AOCI	$2,031,707	$2,194,624

Return on Equity Post IPO

($ in thousand, except per share data)

For the Year Ended
AmerUs
Life Holdings, Inc.
12/31/97
Net Income	$58,059

Non-core realized losses (gains)	(9,431)

Net amortization of DAC and VOBA due to non-core realized gains or losses	423

Adjusted Net Operating Income	$49,051

Stockholders’ Equity:

Stockholders’ Equity, January 1
Less Accumulated Other Comprehensive Income (AOCI)	$457,510
Stockholders’ Equity, excluding AOCI, January 1	(35,300)

$422,210

Stockholders’ Equity, end of period	927,991
Less Accumulated Other Comprehensive Income (AOCI)	(55,747)

Stockholders’ Equity, excluding AOCI, end of period	$872,244

Non-GAAP Measures:

Average Stockholders’ Equity excluding AOCI	$647,227

Adjusted Net Operating Income (ANOI)	$49,051

Return on Average Stockholders’ Equity excluding AOCI using ANOI	7.6%

GAAP Measures:

Average Stockholders’ Equity including AOCI	$692,751

Net Income	$58,059

Return on Average Stockholders’ Equity including AOCI using net income	8.38%

Reconciliation of Annuity Spread on a
Non-GAAP Basis to GAAP Basis
($ in thousands, except share data)

	Rolling 12 Months Ended
	December 31,	December 31,	December 31,
ANNUITY SEGMENT SPREADS LTM:	2004	2003	2002
Asset earned rate	5.78%	5.91%	6.58%
Liability credited rate (1)	3.45%	3.82%	4.45%

Product spread	2.32%	2.09%	2.12%

COMPONENTS OF ANNUITY SEGMENT SPREAD CALCULATION (2):

	Rolling 12 Months Ended
	December 31, 2004
	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$601,733		$601,733
Average invested assets	$10,418,222		$10,418,222

Asset earned rate	5.78%		5.78%

Annuity segment benefit expense (1)	$380,969	$(17,339)	$363,630
Average annuity segment liabilities (1)	$10,736,460	$(203,236)	$10,533,224

Liability credited rate	3.55%		3.45%

Product spread	2.23%		2.32%

	Rolling 12 Months Ended
	December 31, 2003
	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$561,804		$561,804
Average invested assets	$9,501,750		$9,501,750

Asset earned rate	5.91%		5.91%

Annuity segment benefit expense (1)	$382,511	$(13,302)	$369,209
Average annuity segment liabilities (1)	$9,742,841	$(88,958)	$9,653,883

Liability credited rate	3.93%		3.82%

Product spread	1.99%		2.09%

	Rolling 12 Months Ended
	December 31, 2002
	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$552,671		$552,671
Average invested assets	$8,404,894		$8,404,894

Asset earned rate	6.58%		6.58%

Annuity segment benefit expense (1)	$385,512	$(4,423)	$381,089
Average annuity segment liabilities (1)	$8,612,909	$(58,718)	$8,554,191

Liability credited rate	4.48%		4.45%

Product spread	2.09%		2.12%

Reconciliation of DAC, VOBA, Capitalized Interest and Unearned Revenue Reserve
Coverage by Surrender Charge and Market Value Adjustments
($ in thousands, except share data)

	For the Year Ended
	December 31, 2003	December 31, 2004
Carrying value with allocation of FAS 115 unrealized gains:

DAC, VOBA, capitalized bonus interest	$1,539.8	$1,760.3

Unearned revenue reserve	(60.7)	(64.2)

Total carrying value with allocation of FAS 115 unrealized gains	1,479.1	1,696.1

Exclude FAS 115 unrealized gains	224.2	230.4

Total carrying value without allocation of FAS 115 unrealized gains	$1,703.3	$1,926.5

Total surrender charge and market value adjustments	$1,449.6	$1,618.6

% of DAC, VOBA, capitalized bonus interest, and unearned revenue reserve covered by surrender charge and market value adjustments:

With FAS 115 unrealized gains	98.0%	95.4%

Without FAS 115 unrealized gains	85.1%	84.0%

ITEM 7.01. REGULATION FD DISCLOSURE

AmerUs Group Co. (the “Company”) is furnishing the materials attached hereto as Exhibit 99.1. These materials were used in connection with the Company’s investor conference held and also presented via webcast on February 22, 2005. These materials are furnished and not filed pursuant to Instruction B.2 of Form 8-K.

For a description of the non-GAAP and performance measures used in the 2005 AmerUs Group Co. Investor Conference on February 22, 2005 and a reconciliation to the most directly comparable GAAP measure, if any, see Item 2.02 above.

This Report on Form 8-K and the exhibits hereto contain statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to trends in operations and financial results and the business and the products of the Company and its subsidiaries, as well as other statements including words such as “anticipate”, “believe”, “plan”, “estimate”, “expect”, “intend” and other similar expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future performance. Factors that may cause actual results to differ materially from those contemplated by these forward-looking statements include, among others, the following possibilities (a) general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect the Company’s ability to sell products, the market value of investments and the lapse rate and profitability of policies; (b) the ability to achieve anticipated levels of operational efficiencies and cost-saving initiatives and to meet cash requirements based upon projected liquidity sources; ( c) customer response to new products, distribution channels and marketing initiatives; ( d) mortality, morbidity, and other factors which may affect the profitability of insurance products; ( e) the ability to develop and maintain effective risk management policies and procedures and to maintain adequate reserves for future policy benefits and claims; (f) changes in the federal income tax laws and regulations which may affect the relative tax advantages of some products; (g) increasing competition in the sale of insurance and annuities and the recruitment of sales representatives; (h) regulatory changes or actions, including those relating to regulation of insurance products and of insurance companies; (i) ratings and those of the Company’s subsidiaries by independent rating organizations which the Company believes are particularly important to the sale of products; (j) the performance of investment portfolios; (k) the impact of changes in standards of accounting for derivatives and business combinations, goodwill and other intangibles and purchase accounting adjustments; (l) the Company’s ability to integrate the business and operations of acquired entities; (m) expected life and annuity product margins; (n) the impact of anticipated investment transactions; and (o) unanticipated litigation or regulatory investigations.

There can be no assurance that other factors not currently anticipated by the Company will not materially and adversely affect results of operations. You are cautioned not to place undue reliance on any forward-looking statements made by the Company or on its behalf. Forward-looking statements speak only as of the date the statement was made. The Company undertakes no obligation to update or revise any forward-looking statement.

ITEM 9.01 (c). EXHIBITS

99.1 Investor Conference Presentation (furnished pursuant to Items 2.02 and 7.01)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERUS GROUP CO.

By:	/s/ James A. Smallenberger

James A. Smallenberger
Senior Vice President and
Corporate Secretary

Dated: February 22, 2005

EXHIBITS

Exhibit No.	Description

99.1	Investor Conference Presentation (furnished pursuant to Items 2.02 and 7.01)